UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2011

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Signature Group Holdings, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8–K/A to the Company’s Current Report on Form 8–K (the “Original Form 8-K”), which was filed with the United States Securities and Exchange Commission (the “SEC”) on August 3, 2011, in order to amend Items 5.02(e) and 9.01(d) of the Original Form 8-K to add the Employment Agreements (the “Employment Agreements”) with each of Craig Noell, Kenneth Grossman, Kyle Ross and Thomas Donatelli as Exhibits 10.1, 10.2, 10.3 and 10.4 and to incorporate such Employment Agreements by reference into Item 5.02(e). Other than these amendments to Items 5.02(e) and 9.01(d) of the Original Form 8-K, no other changes are being made to the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreements

As of August 2, 2011, the Company entered into Employment Agreements (the “Employment Agreements”) with each of Messrs. Noell, Grossman, Ross and Donatelli (each, an “Executive” and collectively, the “Executives”). Pursuant to their respective Employment Agreements, the Executives will serve the Company in the following capacities: Mr. Noell will serve as Chief Executive Officer, Mr. Grossman will serve as President, Mr. Ross will serve as Executive Vice President and Mr. Donatelli will serve as Executive Vice President. The term of each Employment Agreement begins July 1, 2011 and, unless terminated earlier pursuant to the terms of their respective Employment Agreements, shall terminate on December 31, 2013. The initial base salaries of the Executives are as follows: Mr. Noell – $325,000; Mr. Grossman – $300,000; Mr. Ross – $275,000; and Mr. Donatelli – $275,000. Each Executive will also be eligible to participate in the Company’s executive bonus program then in effect; provided, however, that the 2012 bonus pool available under such program shall not be less than 7.5% of the Company’s earnings before interest, taxes, depreciation, and amortization, with such bonus pool and specific bonuses to be determined by mutual agreement of the Company’s chief executive officer and the Board. During the term of their respective Employment Agreements, the Executives shall be eligible to participate in all employee benefit plans, programs or arrangements, generally made available to the Company’s senior executives, including, but not limited to, medical, dental and vision plans.

Pursuant to their respective Employment Agreements and subject to the terms of their respective award agreements, the Executives will be granted options to purchase the Company’s common stock and awards of restricted stock of the Company on August 8, 2011 (the “Award Date”) as follows: Mr. Noell – 2,923,000 options and 492,224 shares of restricted stock; Mr. Grossman – 2,923,000 options and 492,224 shares of restricted stock; Mr. Ross – 1,620,000 options and 416,667 shares of restricted stock; and Mr. Donatelli – 1,350,000 options and 378,788 shares of restricted stock. The exercise price of such options will be equal to the average of the closing prices of the Company’s common stock for the three-business-day period ending on the business day immediately before the Award Date, subject to adjustment pursuant to the terms of the Signature Group Holdings, Inc. 2006 Performance Incentive Plan (the “Plan”). Subject to acceleration of vesting as discussed below and to such other terms and conditions as are set forth in the respective award agreements, each Executive’s option shall vest as follows: (i) twenty-five percent on the six (6) month anniversary of the Award Date; (ii) twenty-five percent (25%) on the eighteen (18) month anniversary of the Award Date; (iii) twenty-five percent (25%) on the thirty (30) month anniversary of the Award Date; and (iv) twenty-five percent (25%) on July 1, 2015, with this final tranche subject to the Company’s common stock achieving certain trading prices as of such date. Subject to acceleration of vesting as discussed below and to such other terms and conditions as are set forth in the respective award agreements, the restricted shares shall become vested on December 31, 2013. Subject to the terms and conditions as are set forth in the respective Employment Agreements and award agreements, in the event of the Executive’s termination of employment (other than a termination by reason of death or disability, by the Company without “cause” (as defined in the respective Employment Agreements) or by the Executive within the 90-day period following the occurrence of a “change in control” event (as defined in the respective Employment Agreements)), the unvested portion of any options or restricted stock awards will be forfeited as of the date of termination.

In connection with the equity awards to the Executives, the Board also approved an amendment to the Plan increasing the authorized aggregate number of shares of the Company’s common stock which may be issued pursuant to the Plan to 25,000,000 shares.

Subject to the terms and conditions as are set forth in the respective Employment Agreements, in the event of an Executive’s termination of employment (i) by reason of death or disability, (ii) by the Company at any time for “cause,” or (iii) by the Executive without a “change in control” event, such Executive’s Employment Agreement will terminate and the Executive will receive from the Company: (a) any earned but unpaid base salary through the date of termination; (b) reimbursement for any unreimbursed expenses properly incurred and paid through the date of termination; (c) payment for any accrued but unused vacation time in accordance with Company policy; and (d) such vested accrued benefits, and other benefits and/or payments, if any, as to which the Executive (and his eligible dependents) may be entitled under, and in accordance with the terms and conditions of, the employee benefit arrangements, plans and programs of the Company as of the date of termination other than any severance pay plan ((a) though (d), the “Amounts and Benefits”).

Subject to the terms and conditions as are set forth in the respective Employment Agreements, in the event of an Executive’s termination of employment (i) by the Company without “cause” (other than a termination by reason of death or disability), or (ii) by the Executive within the 90-day period following the occurrence of a “change in control” event, then the Company will pay or provide the Executive the Amounts and Benefits and, subject to the Executive executing and not revoking a waiver and general release in a form acceptable to the Company, an amount equal to two (2) times the Executive’s base salary in effect as of the date of termination, paid in equal installments on the Company’s normal payroll dates for a period of two (2) years from the Date of Termination in accordance with the usual payroll practices of the Company.

If an Executive’s employment is terminated in connection with or following the occurrence of a “change in control” event, all outstanding, unvested equity awards shall vest in full and the aforementioned severance payments shall be subject to reduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended.

The respective Employment Agreements also contain provisions requiring the Executives not to solicit the Company’s employees or its customers or clients for a period of one year following their termination.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to the full text of the Employment Agreements, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated as of August 2, 2011, by and between Craig Noell and Signature Group Holdings, Inc.

10.2	Employment Agreement, dated as of August 2, 2011, by and between Kenneth Grossman and Signature Group Holdings, Inc.

10.3	Employment Agreement, dated as of August 2, 2011, by and between Kyle Ross and Signature Group Holdings, Inc.

10.4	Employment Agreement, dated as of August 2, 2011, by and between Thomas Donatelli and Signature Group Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: August 4, 2011	By:	/s/ David N. Brody
Name: David N. Brody
Title: Sr. Vice President, Counsel & Secretary

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